FPA Global Equity ETF

FPAG

(the “Fund,” a series of Northern Lights Fund Trust III)

Supplement dated March 20, 2024 to the
Prospectus, Summary Prospectus and Statement of Additional Information

dated February 1, 2024

The Fund’s Reorganization date, as previously announced in the Supplement dated January 17, 2024 to the Fund’s Summary Prospectus, Prospectus and SAI, has been extended to on or about April 26, 2024.

For additional information regarding the Fund’s Reorganization, see the Supplement dated January 17, 2024 to the Fund’s Summary Prospectus, Prospectus and SAI.

You should read this Supplement in conjunction with the Fund’s Prospectus, Summary Prospectus and Statement of Additional Information, dated February 1, 2024, which provides information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-800-982-4372.

Please retain this Supplement for future reference.